                             LETTER OF TRANSMITTAL

                   To Tender 11-1/2% Series A Senior Secured Notes
                                  due 2000 of

                          TRUMP'S CASTLE FUNDING, INC.

                                in Exchange for

                  11-1/2% Series B Senior Secured Notes due 2000 of

                          TRUMP'S CASTLE FUNDING, INC.


                  Pursuant to the Prospectus Dated May 6, 1994




        ----------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 11:00 AM, MINNEAPOLIS-ST. PAUL
         TIME, ON JUNE 15, 1994, UNLESS THE EXCHANGE OFFER IS EXTENDED.
        ----------------------------------------------------------------






                               To the Depositary:
                             ---------------------
                        First Bank National Association



           By Mail:           Facsimile Copy Number:            By Hand:

  Trump's Castle Funding Inc.     (612) 244-0711    Trump's Castle Funding, Inc.
    c/o First Bank National                            c/o First Bank National
         Association             Telex Number:               Association
     First Trust Center                                   First Trust Center
   180 East Fifth Street                                180 East Fifth Street
    St. Paul, MN 55010                                   St. Paul, MN  55101
   Attn:  Corporate Trust                               Attn:  Corporate Trust
        Department                                           Department

                             For Information Call:
                                 (612) 244-0721
                             ---------------------

     Delivery of this Letter of Transmittal ("Letter of Transmittal") to an address or facsimile number other than as set forth above will not constitute a valid delivery.

     The undersigned acknowledges receipt of (a) the Prospectus and Offer to Exchange dated May 6, 1994 (the "Offer to Exchange") included in the Registration Statement on Form S-4 of Trump's Castle Funding, Inc. ("Funding") and Trump's Castle Associates (the "Partnership") and (b) this Letter of Transmittal relating to the 11-1/2% Series A Senior Secured Notes due 2000 of Funding (the "Series A Notes"), which together constitute Funding's offer to exchange (the "Exchange Offer") each $1,000 principal amount of outstanding Series A Notes for $1,000 principal amount of its new 11-1/2% Series B Senior Secured Notes due 2000 (the "Series B Notes"), the payment of which is guaranteed by the Partnership. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Offer to Exchange.

     This Letter of Transmittal is to be used by Holders (as defined below) of Series A Notes if certificates are to be forwarded herewith pursuant to the procedures set forth in "EXCHANGE OFFER -- Procedure for Tendering Series A Notes" in the Offer to Exchange.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Series A Notes are registered on the books of the registrar thereof or such person's duly designated proxy. Only Holders of Series A Notes are entitled to tender Series A Notes pursuant to the Exchange Offer. Beneficial owners of Series A Notes who are not the registered Holders thereof and who wish to tender such Series A Notes must (i) obtain a properly completed and executed Letter of Transmittal and any other required documents from the registered Holder of such Series A Notes or (ii) obtain a properly completed and executed power of attorney from such registered Holder. Forms of proxies are being furnished together with this Letter of Transmittal. Alternatively, a beneficial owner of Series A Notes who is not the registered Holder thereof should request such registered Holder to tender such Series A Notes on his or her behalf. See "EXCHANGE OFFER -- Procedure for Tendering Series A Notes" in the Offer to Exchange.

     The undersigned has completed, signed, dated and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "DESCRIPTION OF SERIES A NOTES," (ii) if appropriate, check and complete the boxes relating to Special Exchange Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "SIGN HERE", and (iv) complete the Substitute Form W-9.

     Your broker, dealer, commercial bank, trust company or other nominee can assist you in completing this form. The instructions at the end of this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or additional copies of the Offer to Exchange or this Letter of Transmittal may be directed to FUNDING OR FIRST BANK NATIONAL ASSOCIATION, which is acting as Funding's Depository in connection with the Exchange Offer, at the address or telephone number set forth below.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     List in the table below the Series A Notes that are to be tendered pursuant to the Offer to Exchange and this Letter of Transmittal. If the space provided is inadequate, list the certificate numbers and principal amounts on a separate, signed schedule and affix the list to this Letter of Transmittal.

                         DESCRIPTION OF SERIES A NOTES
          ----------------------------------------------------------------------

                                                   Aggregate
              Name(s)                              Principal          Principal
          and Address(es)       Certificate        Amount of            Amount
           of Holder(s)          Number(s)      Certificates(s)       Tendered1
           _____________________________________________________________________

                                 ----------     ---------------      ----------

                                 ----------     ---------------      ----------

                                 ----------     ---------------      ----------

                                 ----------     ---------------      ----------

                                 ----------     ---------------      ----------

                                 ----------     ---------------      ----------

                                 ----------     ---------------      ----------

                                 ----------     ---------------      ----------

                                 ----------     ---------------      ----------
           ---------------------------------------------------------------------
































     --------------------------

  1 Unless otherwise indicated in the column labeled "Principal Amount Tendered," any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Series A Notes indicated in the column labeled "Aggregate Principal Amount of Certificate(s)." See Instruction 5 of this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                      ----------------------------------------
                 PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.
                 ----------------------------------------------------

Ladies and Gentlemen:

     The undersigned acknowledges receipt of (a) the Prospectus and Offer to Exchange dated May 6, 1994 (the "Offer to Exchange") included in the Registration Statement on Form S-4 of Trump's Castle Funding, Inc. ("Funding") and Trump's Castle Associates (the "Partnership") and (b) this Letter of Transmittal relating to the 11-1/2% Series A Senior Secured Notes due 2000 of Funding (the "Series A Notes"), which together constitute Funding's offer to exchange (the "Exchange Offer") each $1,000 principal amount of outstanding Series A Notes for $1,000 principal amount of its 11-1/2% Series B Senior Secured Notes due 2000 (the "Series B Notes") the payment of which is guaranteed (the "Senior Guarantee") by the Partnership.

     Subject to, and effective upon, acceptance for exchange of the Series A Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby assigns and transfers to, or upon the order of, Funding all right, title and interest in and to all the Series A Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Series A Notes, together with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Series A Notes with all accompanying evidences of transfer and authenticity, to or upon the order of Funding upon receipt by the Depositary, as the undersigned's agent, of the Series B Notes, (b) present such Series A Notes for transfer on the books of Funding and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Notes, all in accordance with the terms of the Exchange Offer.

     Upon the satisfaction or waiver of the conditions to the Exchange Offer, Funding will accept for exchange, and will promptly thereafter exchange all Series A Notes validly tendered pursuant to the Exchange Offer. See "EXCHANGE OFFER -- Acceptance and Delivery of Series B Notes" in the Offer to Exchange.

     FUNDING AND THE PARTNERSHIP RESERVE THE RIGHT TO EXTEND OR, SUBJECT TO THE TERMS OF THE OFFER TO EXCHANGE, AMEND THEEXCHANGE OFFER AT ANY TIME OR FROMEXCHANGE OFFER AT ANY TIME OR FROM TIME TO TIME IN THEIR SOLE DISCRETION. SUBJECT TO THE TERMS OF THE OFFER TO EXCHANGE, FUNDING AND THE PARTNERSHIP ALSO RESERVE THE RIGHT TO WAIVE ANY AND ALL CONDITIONS TO THE EXCHANGE OFFER AND ACCEPT FOR PAYMENT ANY SERIES A NOTES TENDERED PURSUANT THERETO. IN THE EVENT THERE ARE ANY CHANGES IN THE TERMS OF THE EXCHANGE OFFER, SUCH TENDERS, WILL BE REVOCABLE FOR A REASONABLE PERIOD OF TIME AS DETERMINED BY THE PARTNERSHIP AND FUNDING IN THEIR SOLE DISCRETION.

     For purposes of the Exchange Offer, Funding will be deemed to have accepted for exchange validly tendered Series A Notes if, as and when Funding has given written notice thereof to the Depositary.

     The valid tender of Series A Notes in the Exchange Offer is conditioned upon, among other things, the Holder of such Series A Notes executing and delivering this Letter of Transmittal. If any tendered Series A Notes are not accepted for exchange because of an invalid tender or the occurrence of certain other events set forth in the Offer to Exchange, or otherwise, certificates for any such unaccepted Series A Notes will be returned, without expense, to the tendering Holder thereof, as promptly as practicable after the expiration or termination of the Series A Notes.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal and personal representatives of the undersigned.

     The undersigned understands that tenders of Series A Notes pursuant to any one of the procedures described in the Offer to Exchange and in the instructions hereto will constitute a binding agreement between the undersigned and Funding upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein under "Special Exchange Instructions," please issue the Series B Notes or return any certificates for Series A Notes not tendered or accepted for exchange in the name(s) of the registered Holder(s) appearing under "Description of Series A Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the Series B Notes or return any certificates for Series A Notes not tendered or accepted for exchange (and accompanying documents, as appropriate) to the registered Holder(s) appearing under "Description of Series A Notes Tendered" at the address shown below the undersigned's signature.

If both the Special Delivery Instructions and the Special Exchange Instructions are completed, please issue the Series B Notes, return any certificates for Series A Notes not tendered or accepted for exchange in the name of, and deliver said Series B Notes and return such certificates to, the person or persons so indicated. The undersigned recognizes that Funding has no obligation pursuant to the Special Exchange Instructions to transfer any Series A Notes from the name of the registered Holder thereof if Funding does not accept for exchange any of the Series A Notes so tendered.

     The Undersigned represents that it will be acquiring the Series B Notes in the ordinary course of its business, that it has no arrangement or understanding with any person to participate in the distribution of Series B Notes, and that by accepting the Exchange Offer, it is not engaged in, and does not intend to engage in, a distribution of the Series B Notes.

                         SPECIAL EXCHANGE INSTRUCTIONS

                         (See Instructions 6, 7 and 8)


     To be completed ONLY if certificates for Series A Notes not tendered or not exchanged, or certificates for Series B Notes exchanged for Series A are to be issued in the name of someone other than the undersigned.

     Issue to:

Name
    ---------------------------------------------------------------------------
                                 (Please Print)

Address
        -----------------------------------------------------------------------
                               (Include Zip Code)


- -------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                         SPECIAL DELIVERY INSTRUCTIONS

                         (See Instructions 6, 7 and 8)


     To be completed ONLY if certificates for Series A Notes not tendered or not exchanged or certificates for Series B Notes exchanged for Series A Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown below.


     Mail Series B Notes to:

Name
    ---------------------------------------------------------------------------
                                 (Please Print)

Address
       ------------------------------------------------------------------------
                               (Include Zip Code)


- -------------------------------------------------------------------------------
                    (Tax Identification or Social Security Number)

                                   SIGN HERE

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


                            Signature(s) of Owner(s)

             IMPORTANT:  COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN

Dated:                                                                   , 19
      -------------------------------------------------------------------    --

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on bond certificate(s) or by person(s) authorized to become registered Holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

Name(s)
       ------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                     ----------------------------------------------------------

Address
       ------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and
Telephone Number
                ---------------------------------------------------------------

Tax Identification or
Social Security No.
                   ------------------------------------------------------------

                           Guarantee of Signature(s)
                           -------------------------
                           (See Instructions 1 and 6)

Name of
Firm
    ---------------------------------------------------------------------------

Authorized
Signature
          ---------------------------------------------------------------------

Dated:                                                                   , 19
      --------------------------------------------------------------------   --

                                  INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer


     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered Holder of the Series A Notes tendered herewith, unless such Holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Exchange Instructions" or (ii) if such Series A Notes are to be tendered for the account of a member firm of a national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (collectively, "Eligible Institutions"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by Holders if certificates are to be forwarded herewith. Certificates for all physically tendered Series A Notes, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or before the Expiration Date (as defined in the Offer to Exchange).


     The method of delivery of this Letter of Transmittal, the certificates for Series A Notes and all other required documents, is at the option and risk of the tendering Holder and, except as otherwise provided in this Instruction 2, the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.


     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Series A Notes for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers or the number of Series A Notes should be listed on a separate signed schedule attached hereto.

     4. Withdrawal. Tenders of Series A Notes made pursuant to the Exchange Offer may be revoked at any time prior to the Expiration Date. To be effective, a written, telegraphic, telex or facsimile notice of withdrawal must be timely received by the Depositary at its address set forth in this Letter of Transmittal. Any notice of withdrawal must specify the name of the person having tendered the Series A Notes to be withdrawn, the number of Series A Notes to be withdrawn and the name of the registered Holder, if different from the name of the person who tendered the Series A Notes. If certificates for Series A Notes have been delivered or otherwise identified to the Depositary, then, before the physical release of such certificates, the serial numbers shown on such certificates must be submitted to the Depositary and the signatures on the notice of withdrawal must be guaranteed by an Eligible Institution, unless such Series A Notes have been tendered for the account of an Eligible Institution. Withdrawal of tenders of Series A Notes may not be rescinded, and any Series A Notes properly withdrawn will be deemed not to be validly tendered for purposes of the Exchange Offer. Withdrawn Series A Notes may, however, be retendered by repeating one of the procedures described herein at any time before the Expiration Date. All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by Funding and the Partnership, in their sole discretion, which determination will be final and binding. Neither Funding, the Partnership nor the Depositary will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or to incur any liability for failure to give any such notification.

     5. Partial Tenders. If less than the entire principal amount of the Series A Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Series A Notes which are to be tendered in the box entitled "Principal Amount Tendered." In such case, new certificate(s) for the remainder of the Series A Notes that were evidenced by the old certificate(s) will be sent to the registered Holder, unless otherwise provided in the boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Series A Notes represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     6. Signatures on Letter of Transmittal, Powers of Attorney and Endorsements. (a) If this Letter of Transmittal is signed by the registered
Holder(s) of the Series A Notes tendered hereby, the signature(s) must correspond exactly to the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     (b) If any of the Series A Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Series A Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     (d) If this Letter of Transmittal or any certificates or powers of attorney are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Funding of such person's authority so to act must be submitted.

     (e) When this Letter of Transmittal is signed by the registered Holder(s) of the Series A Notes listed and transmitted hereby, no endorsements of certificates or separate powers of attorney are required unless payment or certificates for Series A Notes not tendered or exchanged are to be issued to a person other than the registered Holder(s). Signatures on such certificates or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (f) If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Series A Notes listed, the certificates must be endorsed or accompanied by appropriate powers of attorney that authorizes such person to tender such Series A Notes and execute and deliver a consent with respect thereto on behalf of such registered Holder(s), in either case signed exactly as the name or names of the registered Holder(s) appear on the certificates. A form of irrevocable proxy, for use by persons who are not registered Holders of their Series A Notes, has been furnished together with this Letter of Transmittal.

     7. Transfer Taxes. Except as set forth in this Instruction 7, Funding will pay or cause to be paid any transfer taxes with respect to the transfer of exchanged Series A Notes to it or its order pursuant to the Exchange Offer. If Series B Notes are to be given to, or if certificates for Series A Notes not tendered or exchanged are to be registered in the name of, any person other than the registered Holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, satisfactory evidence must be submitted of the payment (or exemption therefrom) of the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such person.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.


     8. Special Exchange and Delivery Instructions. If Series B Notes or certificates for unexchanged Series A Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal or if Series B Notes are to be sent or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     9. Mutilated, Lost, Stolen or Destroyed Series A Notes. If a Holder desires to tender Series A Notes pursuant to the Exchange Offer, but the certificates evidencing such Series A Notes have been mutilated, lost, stolen or destroyed, such Holder should write to or telephone Patricia M. Wild, Esq., Senior Vice President and General Counsel of the Partnership, at the following address about procedures for obtaining replacement certificates for such Series A Notes:

                      Trump's Castle Funding, Inc.
                      c/o Trump's Castle Casino Resort
                      Brigantine Boulevard and Huron Avenue
                      Atlantic City, New Jersey  08401
                      (609) 441-8640


     10. Requests for Assistance or Additional Copies. Requests for assistance may be directed to or additional copies of the Offer to Exchange and this Letter of Transmittal may be obtained from the Depositary at its address set forth below or from your broker, dealer, commercial bank or trust company.

     11. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Series A Notes will be determined by Funding or the Partnership, in their sole discretion, and their determination shall be final and binding. Funding and the Partnership reserve the absolute right to reject any or all tenders of any particular Series A Notes
(i) determined by them to be not in appropriate form or (ii) the acceptance for exchange of which may, in the opinion of Funding's or the Partnership's counsel, be unlawful. Funding and the Partnership also reserve the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in tender with regard to any particular Series A Notes or Holder, and Funding's and the Partnership's interpretations of the terms and conditions of the Exchange Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities must be cured within such time as Funding or the Partnership shall determine. None of Funding, the Partnership, the Depositary or any other person shall be under any duty to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders shall not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. Substitute Form W-9. The tendering Holder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate that the Holder is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to a 31% Federal income tax withholding on the gross proceeds payable to a Holder pursuant to the Exchange Offer. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of the gross proceeds payable to a Holder pursuant to the Exchange Offer until a TIN is provided to the Depositary.


     Important: This Letter of Transmittal (or a facsimile thereof), together with certificates and all other required documents, must be received by the Depositary prior to 11:00 AM, Minneapolis-St. Paul time on the Expiration Date, unless the Exchange Offer is extended.

                         (DO NOT WRITE IN SPACE BELOW)

   Series A        Series A     Series A
     Notes           Notes       Notes        Series B     Certifi-     Block
  Surrendered      Tendered     Accepted    Notes Issued   cate No.      No.
- --------------     ---------    ---------   ------------   ---------    -----

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------





Delivery Prepared By                                        Date
                    ---------------------        -----------     --------------

                           IMPORTANT TAX INFORMATION

     Under Federal income tax law, a Holder whose tendered Series A Notes are accepted for exchange is required to provide the Depositary with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is his social security number. If such Holder is an entity, it is such Holder's employer identification number. If the Depositary is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, the gross proceeds payable to such Holder with respect to Series A Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit a statement on Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Copies of Form W-8 may be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of the gross proceeds otherwise payable to a Holder pursuant to the Exchange Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a Holder with respect to Series A Notes exchanged pursuant to the Exchange Offer, the Holder is required to notify the Depositary of his correct TIN by completing the form below certifying under penalties of perjury that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN).

What Number to Give the Depositary

     The Holder is required to give the Depositary the social security number or employer identification number of the record owner of the Series A Notes. If the Series A Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

NOTE: FAILURE TO COMPLETE AND RETURN SUBSTITUTE FORM W-9 OR, WHERE APPLICABLE, FORM W-8, MAY RESULT IN BACKUP WITHHOLDING UPON DISTRIBUTIONS MADE TO YOU PURSUANT TO THIS TRANSMITTAL LETTER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

===============================================================================

PAYER'S NAME:
- -------------------------------------------------------------------------------

SUBSTITUTE              Part 1 - PLEASE              -------------------
                        PROVIDE YOUR TIN             Social Security
Form W-9                IN THE BOX AT THE            Number
                        RIGHT AND CERTIFY
                        BY SIGNING AND               OR
                        DATING BELOW
                                                     -------------------
                                                     Employer
                                                     Identification Number

- -------------------------------------------------------------------------------
Department of the       Part 2 - For Payees Exempt From
 Treasury                        Withholding (See Instructions on
Internal Revenue                 the attached Guidelines for
Service                          Certification)

Payer's Request         Part 3 - Awaiting TIN / /
 for Taxpayer
 Identification
 Number (TIN)
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

                        Certification - Under Penalties of Perjury, I certify that:

                        (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

                        (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

                         Certificate instructions - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.


                          SIGNATURE......................  DATE...........
===============================================================================


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

===============================================================================

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.



Signature............................................     Date................

===============================================================================

     Purpose of Form W-9.-A person who is required to file an information return with the IRS must obtain your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

     NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

     How to Obtain a TIN.-If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals) from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your IRS office.

     To complete Form W-9 if you do not have a TIN, check the space for "Awaiting TIN" on Part 3, sign and date the form, and give to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payer must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payer must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than seven business days after the requester receives this form back. Under option (2), the payer is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.

     NOTE: Checking "Awaiting TIN" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

     As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

                               The Depositary is:

                        First Bank National Association


    By Facsimile:       By Hand, Mail or Overnight Courier:      Confirm by
                                                                  Telephone:

   (612) 244-0711         Trump's Castle Funding, Inc.         (612) 244-0721
                            c/o First Bank National
                                  Association
                               First Trust Center
                             180 East Fifth Street
                               St. Paul, MN 55101
                           Attention: Corporate Trust
                                   Department

                          TRUMP'S CASTLE FUNDING, INC.
                 11-1/2% SERIES A SENIOR SECURED NOTES DUE 2000



For Each              Each Exchanging Holder Will Receive
- --------              -----------------------------------

$1,000 principal      $1,000 principal amount of Funding's 11-1/2%
amount of             Series B Senior Secured Notes due 2000, the
Series A Notes        payment of which is guaranteed by the Partnership.


    THE EXCHANGE OFFER WILL EXPIRE AT 11:00 A.M., MINNEAPOLIS-ST. PAUL TIME,
                       ON JUNE 15, 1994, UNLESS EXTENDED.


                                                                       , 1994
                                                            -----------

To Brokers, Dealers, Commercial Banks,
   Trust Companies and Other Nominees:

     Enclosed is the Prospectus and Offer to Exchange of Trump's Castle Funding, Inc. ("Funding") and Trump's Castle Associates (the "Partnership"), dated May 6, 1994 (the "Offer to Exchange"), and the related Letter of Transmittal which together constitute Funding's offer to exchange (the "Exchange Offer") each $1,000 principal amount of its outstanding 11-1/2% Series A Senior Secured Notes due 2000 (the "Series A Notes") for $1,000 principal amount of its new 11-1/2% Series B Senior Secured Notes due 2000, the payment of which is guaranteed by the Partnership. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Offer to Exchange.

     Funding's obligation to accept tendered Series A Notes for exchange is subject to certain conditions set forth in the Offer to Exchange under the caption "THE EXCHANGE OFFER -- Conditions of the Exchange Offer."

     Except as disclosed in the Offer to Exchange, Funding will not pay any fees or commissions to any broker or dealer or other person for soliciting tenders of Series A Notes pursuant to the Exchange Offer. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients. Funding will pay or cause to be paid security transfer taxes, if any, with respect to the Exchange Offer and transfer of any Series A Notes to it pursuant to the Exchange Offer, except as otherwise provided in Instruction 7 of the enclosed Letter of Transmittal.

     Enclosed are copies of the following documents:

     1. Offer to Exchange;

     2. Letter of Transmittal to be used in accepting the Exchange Offer;

     3. Form of proxy to be used by persons who are not registered Holders (as defined below) of Series A Notes;

     4. Guidelines of the Internal Revenue Service for certification of Taxpayer Identification Number on Substitute Form W-9; and

     5. Form of letter which may be sent to your clients for whose accounts you hold Series A Notes in your name or in the name of your nominee, with space provided for obtaining such client's instructions with respect to the Exchange Offer.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Series A Notes are registered on the books of the registrar thereof or such person's duly designated proxy.

     Your immediate attention to this matter is requested. We urge you to contact your clients as promptly as possible. The term "Expiration Date" shall mean 11:00 a.m., Minneapolis-St. Paul time, on June 15, 1994, unless the Exchange Offer is extended, in which case the term "Expiration Date" shall mean the latest date and time on which the Exchange Offer as so extended shall expire. HOLDERS WHO WISH TO RECEIVE THE EXCHANGE CONSIDERATION MUST TENDER PRIOR TO THE EXPIRATION DATE.

     In order to take advantage of the Exchange Offer, a properly completed and duly executed Letter of Transmittal, certificates representing the tendered Series A Notes and any other required documents should be delivered to the Depositary, all in accordance with the instructions set forth in the Offer to Exchange and the Letter of Transmittal.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF FUNDING, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE OFFER TO EXCHANGE OR THE LETTER OF TRANSMITTAL.

                                                Sincerely,



                                                Secretary

                          TRUMP'S CASTLE FUNDING, INC.
                 11-1/2% SERIES A SENIOR SECURED NOTES DUE 2000



For Each             Each Exchanging Holder Will Receive
- --------             -----------------------------------

$1,000 principal     $1,000  principal  amount of Funding's  11-1/2%
amount of            Series B Senior  Secured Notes due 2000, the
Series A Notes       payment of which is guaranteed by the Partnership.


THE EXCHANGE OFFER WILL EXPIRE AT 11:00 A.M., MINNEAPOLIS-ST. PAUL TIME, ON JUNE 15, 1994, UNLESS EXTENDED.


                                                                      , 1994
                                                            ----------
To Our Clients:

     Enclosed for your consideration is the Prospectus and Offer to Exchange of Trump's Castle Funding, Inc. ("Funding") and Trump's Castle Associates (the "Partnership"), dated May 6, 1994 (the "Offer to Exchange"), and the related Letter of Transmittal which together constitute Funding's offer to exchange (the "Exchange Offer") each $1,000 principal amount of its outstanding 11-1/2% Series A Senior Secured Notes due 2000 (the "Series A Notes") for $1,000 principal amount of its new 11-1/2% Series B Senior Secured Notes due 2000 (the "Series B Notes"), the payment of which is guaranteed by the Partnership. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Offer to Exchange.

     We are the registered Holder of Series A Notes for your account. The term "Holder" with respect to the Exchange Offer means any person in whose name Series A Notes are registered on the books of the registrar thereof or such person's duly designated proxy. A tender of such Series A Notes may be made only by us as the registered Holder pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Series A Notes held by us for your account.

     We request your instructions as to whether you wish us to tender with respect to any or all of the Series A Notes held by us for your account.

     IF YOU DESIRE TO TENDER YOUR SERIES A NOTES, WE MUST RECEIVE SUCH INSTRUCTIONS FROM YOU PRIOR TO JUNE 15, 1994.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender your Series A Notes in accordance with the provisions set forth in the Offer to Exchange and the Letter of Transmittal.

     Your attention is directed to the following:

          1. Funding will exchange for each $1,000 principal amount of Series A Notes, $1,000 principal amount of its Series B Notes (the "Exchange Consideration").

          2. The term "Expiration Date" shall mean 11:00 a.m., Minneapolis-St. Paul time, on June 15, 1994, unless the Exchange Offer is extended, in which case the "Expiration Date" shall mean the latest time and date on which the Exchange Offer as so extended shall expire. If you desire to receive the Exchange Consideration for your Series A Notes, we must receive your instructions in ample time to permit us to tender Series A Notes on your behalf by the Expiration Date.

          3. Funding's obligation to pay the Exchange Consideration for tendered Series A Notes is subject to certain conditions set forth in the Offer to Exchange under the caption "THE EXCHANGE OFFER -- Conditions of the Exchange Offer."

          4. Funding will pay or cause to be paid security transfer taxes, if any, with respect to the exchange and transfer of any Series A Notes to it pursuant to the Exchange Offer, except as otherwise provided in Instruction 7 of the Letter of Transmittal.

     If you wish to have us tender any or all of your Series A Notes, please so instruct us by completing, executing, detaching and returning to us the instruction form attached hereto. An envelope to return your instructions to us is enclosed. If you authorize the tender of your Series A Notes, all such Series A Notes will be tendered unless otherwise specified on the form attached hereto. If you wish to receive the Exchange Consideration, your instructions should be forwarded to us in ample time to permit us to tender your Series A Notes by the Expiration Date.

                          Instructions with Respect to

                               Offer to Exchange

                                      for

                 11-1/2% SERIES A SENIOR SECURED NOTES DUE 2000

                                       of

                          TRUMP'S CASTLE FUNDING, INC.


     The undersigned acknowledge(s) receipt of your letter and the enclosed Offer to Exchange, dated May 6, 1994, and the related Letter of Transmittal in connection with the offer by Trump's Castle Funding, Inc. ("Funding") and Trump's Castle Associates to exchange each $1,000 principal amount of Funding's outstanding 11-1/2% Series A Senior Secured Notes due 2000(the "Series A Notes") for $1,000 principal amount of its new 11-1/2% Series B Senior Secured Notes due 2000.

     This will instruct you to tender the Series A Notes indicated below which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer to Exchange and the related Letter of Transmittal.


Principal amount of Series A Notes which are to be tendered:$_____________________


                                            ----------------------------------
                                            Signature(s)

                                            ----------------------------------
                                            Name(s) (please print)


                                            ----------------------------------
                                            Address (including zip code)












                                            -----------------------------------
                                            Telephone No. (including area code)

                                            -----------------------------------
                                            Date